                       ARTHUR ANDERSEN LLP





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accounts, we hereby consent to the incorporation by reference in this Registration Statement on Form
S-8 of our reports dated February 6, 1997 included or incorporated by reference in HBO & Company's Form 10-K for the year ended December 31, 1996.




Arthur Andersen LLP

Atlanta, Georgia
December 29, 1997



                        Page 19 of 19 Pages